UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2019

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)
(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act☒

Item 2.02 Results of Operations and Financial Condition.

On May 20, 2019, Liberated Syndication Inc, a Nevada corporation (the “Company”) issued a press release concerning its financial results for the first quarter of 2019.

The information contained in Items 2.02, 7.01 and 9.01 (including Exhibit 99.1) is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based, except as required by law.

Item 7.01 Regulation FD Disclosure.

The information included under Items 2.02 and 9.01 is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(a)
Exhibits

Description
99.1	Press Release dated May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2019

LIBERATED SYNDICATION INC.

By: /s/ John Busshaus Name: John Busshaus Title: Chief Financial Officer